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                                                                    EXHIBIT 99.4

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                            ASSET PURCHASE AGREEMENT

         By this First Amendment to Amended and Restated Asset Purchase Agreement (this "Amendment"), the undersigned parties agree as follows:

         1. This Amendment is being entered into concurrently with Buyer's payment of the Payoff (as defined in the Fourth Extension and Modification Agreement dated as of June 6, 2002) in full payment and satisfaction of Senior Note A, Senior Note B and the Junior Note (collectively, the "Notes"), which constitutes an adjustment to and payment in full of the Purchase Price under that Amended and Restated Asset Purchase Agreement entered into by all of the undersigned parties, dated as of December 4, 2001 (the "Agreement").

         2. The undersigned parties agree that the Agreement is hereby amended as follows:

                  a. The parties agree that the Purchase Price shall not be adjusted pursuant to Sections 2.1.1 and 2.1.2 of the Agreement. More specifically, the parties agree that there shall be no Net Worth Adjustment to the Purchase Price as contemplated in Section 2.1.1 of the Agreement, and no Computer Software Adjustment as contemplated in Section 2.1.2 of the Agreement. Each party hereby waives any claim against the other party and Zila with respect to, and releases the other party and Zila from all liability with respect to, any loss, claim, damage or liability arising because of the parties agreement not to make these previously contemplated adjustments.

                  b. Seller shall be entitled to reimbursement of $37,000.00 from the Working Capital Cash, which sum shall be paid to Seller concurrently with the execution of this Amendment. The amount paid to Seller hereunder shall not be applied (in the form of a credit or otherwise) to reduce Buyer's obligation to pay the Purchase Price or the Notes. The parties acknowledge that portions of the Working Capital Cash were used to pay off certain obligations of Seller that were not assumed by Buyer, and the $37,000.00 payment to Seller is a net payment after deducting all such items. Buyer shall have no claim against Seller or Zila with respect to any Seller obligations that were paid off (or represented to Seller or Zila as having been paid off) from the Working Capital Cash.

                  c. With respect to those employees (as set forth on a list to be certified by the parties on the date hereof) (the "Employees"), the parties agree that Buyer shall be solely responsible and liable for, and neither Seller nor Zila shall have any responsibility or liability for, any COBRA obligations or liability (including without limitation any COBRA liability arising under Section 4980B of the IRC or Sections 601-608 of ERISA) arising on or after the Closing. Further, Buyer agrees to indemnify, defend and hold harmless Seller and Zila for, from and against any loss, damage, action,
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cause of action or liability arising with respect to any COBRA obligations relating to the Employees. Without limiting the preceding two sentences, the parties agree that Section 11.1.1(F) of the Agreement is modified to provide that no indemnification rights shall be available to Buyer with respect to, and no liability of Seller or Zila shall exist with respect to, any COBRA obligations arising under that Subsection.

                  d. Section 11.1.1 of the Agreement is modified to provide that no indemnification rights shall be available to Buyer with respect to, and no liability of Seller or Zila shall exist with respect to, Subsection G thereof.

                  e.       The following provision is added to the Agreement:
"11.1.1.J. Seller hereby agrees to indemnify Buyer for an amount equal to sixteen percent (16%) of: (i) $3.89 million (which is the 2001 annual sales volume of the Mail Order Business customers (as set forth on the customer list to be certified by the parties on the date hereof) utilizing the Profitable Dentist Buyer's Club and subscribing to the Profitable Dentist Newsletter); minus (ii) the amount of sales to the same aforementioned Profitable Dentist-related customers during the twelve (12) months period ending May 31, 2003. The amount of such indemnification shall not exceed $250,000.00 and shall not be subject to the limitations set forth in Section 11.1.2.B. In addition, Seller agrees to compensate Buyer for any reasonable and necessary legal fees, settlement or judgment arising out of its prior contract with Excellence in Dentistry (The Profitable Dentist). Seller shall have the right to manage the legal process, and approve any settlement for which reimbursement is being sought by PracticeWares. Any indemnification obligations of Seller hereunder shall be paid as follows: (i) the first $100,000.00 shall be paid within five
(5) days of receipt of written notice from Buyer; and (ii) any amount in excess of $100,000.00 shall be paid over a four (4) year period from and after the date upon which the obligation accrues in four (4) equal annual installments. In connection with providing Seller notice of a claim (a "Profitable Dentist Claim") pursuant to this Section 11.1.1.J., Buyer shall provide Seller with information relating to the procedure used to calculate the amount of the Profitable Dentist Claim. Seller will have a period of forty-five (45) days from receipt of notice of a Profitable Dentist Claim, to object to the calculation of the Profitable Dentist Claim by delivering written notice to Buyer. If Buyer does not receive notice of an objection within such time, the calculation of the Profitable Dentist Claim prepared by Buyer will be final and binding on the parties. During such forty-five (45) day period, Buyer will reasonably cooperate with Seller by providing seller reasonable access to its books and records related to the calculation of the Profitable Dentist Claim and copies of Buyer's financial statements upon request."

         3. Capitalized terms not defined herein shall have the meanings given to those terms in the Agreement.

         4. This Amendment may be executed in counterparts. Delivery by either party of a facsimile signature shall constitute effective delivery of an original signature to this Agreement.
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         5.       All terms, conditions and provisions of the Agreement are
continued in full force and effect and shall remain unaffected and unchanged, except as specifically amended hereby.

         6. This Amendment contains the entire agreement of the parties with respect to the matters discussed herein and supersedes any prior oral or written understandings.

         7. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         8. This Amendment shall be governed by and construed according to the laws of the State of Arizona. Exclusive venue for any action hereunder shall be in the federal and state courts located in Maricopa County, Arizona.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]
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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the
18th day of June, 2002.

SELLER:                             RYKER DENTAL OF KENTUCKY, INC.



                                    By: s/s Bradley Anderson
                                        --------------------------------------
                                    Its: Treasurer
                                         -------------------------------------


BUYER:                              PRACTICEWARES, INC.



                                    By: s/s Gregory Jones
                                        --------------------------------------
                                    Its: President
                                         -------------------------------------


ZILA:                               ZILA, INC.



                                    By: s/s Bradley Anderson
                                        --------------------------------------
                                    Its: Treasurer
                                         -------------------------------------